Significant Events in the Reporting Period	6 Months Ended
Jun. 30, 2023
Significant Events in the Reporting Period [Abstract]
SIGNIFICANT EVENTS IN THE REPORTING PERIOD

NOTE 5 – SIGNIFICANT EVENTS IN THE REPORTING PERIOD

a.	In January 2023, the Company entered into a new lease agreement for a period which started on February 1, 2023 and will expire on January 31, 2025, with an option to extend the lease period by two additional lease periods, each for an additional 12 months. The Company’s monthly rent payment for this facility is approximately $17 thousand during the first lease year and will be increased to approximately $21 thousand during the second lease year. During the option lease periods, the lease payment may be increased up to 10% as compared to the second lease year.

b.

In January 2023, the Israeli Innovation Authority (the “IIA”) approved a program to finance further development of the Company’s manufacturing process of its wearable neural interface in Israel. The approved program is in an amount of approximately $900 thousand (NIS 3.1 million), of which the IIA will finance 60%.

c.

Following note 1f to the Annual Financial Statements, on May 23, 2023, the Company received a notification letter from Nasdaq that the Company had been granted an additional 180-day compliance period, or until November 20, 2023, to regain compliance with Nasdaq’s minimum bid price rule. On June 9, 2023, the Company received a written notice from Nasdaq Stock Market LLC, indicating that it has regained compliance with the minimum bid price requirement.